                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-18251, File No. 333-64383, File No. 333-101781 and File No. 333-106056) of Larscom Incorporated, of our report dated March 12, 2004 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



/s/ PRICEWATERHOUSECOOPERS LLP
San Jose, California
March 29, 2004